___________________________________________________________________________
___________________________________________________________________________


                                                         EXHIBIT 10.3


                       Chevron Transport Corporation
                                              Seller

                                    and


                   Calpetro Tankers (Bahamas I) Limited
                                                  Buyer

                      _______________________________

                         VESSEL PURCHASE AGREEMENT

                        Dated as of ______ __, 1994

                      ______________________________







_________________________________________________________________________
_________________________________________________________________________







                             TABLE OF CONTENTS

                                                                          Page


                                 ARTICLE I

                SALE OF VESSEL AND ASSIGNMENT OF WARRANTIES

      Section 1.01 Sale of Vessel...........................................  1
      Section 1.02 Assignment of Warranties.................................  1

                                ARTICLE II

                     INDEMNIFICATIONS FOR WARRANTIES,
                    PATENTS, TRADEMARKS AND COPYRIGHTS

      Section 2.01 Indemnity................................................  2

                                ARTICLE III

                       CLOSING AND PLACE OF DELIVERY

      Section 3.01 Delivery Date............................................  2
      Section 3.02 Place of Delivery........................................  2
      Section 3.03 Delivery Procedure.......................................  2

                                ARTICLE IV

               PURCHASE PRICE, MANNER OF PAYMENT AND DEPOSIT

      Section 4.01 Purchase Price...........................................  3

                                 ARTICLE V

           TRANSFER OF TITLE TO VESSEL AND DELIVERY REQUIREMENTS

      Section 5.01 Seller's Conditions Precedent............................  3
      Section 5.02 Buyer's Conditions Precedent.............................  4
      Section 5.03 Transfer of Title........................................  5

                                ARTICLE VI

               REPRESENTATIONS AND WARRANTIES OF THE SELLER

      Section 6.01 Organization, Power and Status of the Seller.............  5
      Section 6.02 Authorization; Enforceability; Execution and Delivery....  5
      Section 6.03 No Conflicts; Laws and Consents; No Default..............  5
      Section 6.04 Governmental Approvals...................................  6
      Section 6.05 Litigation...............................................  6
      Section 6.06 Taxes....................................................  6
      Section 6.07 Good Title...............................................  6
      Section 6.08 Vessel Requirements......................................  6
      Section 6.09 Brokers..................................................  6

                                ARTICLE VII

                REPRESENTATIONS AND WARRANTIES OF THE BUYER

      Section 7.01 Organization, Power and Status of the Buyer..............  7
      Section 7.02 Authorization; Enforceability; Execution and Delivery....  7
      Section 7.03 No Conflicts; Laws and Consents; No Default..............  7
      Section 7.04 Governmental Approvals...................................  7
      Section 7.05 Litigation...............................................  8
      Section 7.06 Brokers..................................................  8

                               ARTICLE VIII

                         MISCELLANEOUS PROVISIONS

      Section 8.01 Amendment................................................  8
      Section 8.02 Severability.............................................  8
      Section 8.03 Notices..................................................  8
      Section 8.04 Consent to Jurisdiction..................................  8
      Section 8.05 Captions.................................................  9
      Section 8.06 Governing Law............................................  9
      Section 8.07 No Partnership...........................................  9
      Section 8.08 Counterparts.............................................  9
      Section 8.09 Survival.................................................  9
      Section 8.10 Integration..............................................  9
      Section 8.11 Reproduction of documents................................ 10
      Section 8.12 Successors and Assigns; Assignment....................... 10
      Section 8.14 General Interpretive Principles.......................... 10
      Section 8.15 Effective date of Transaction............................ 11



EXHIBITS

EXHIBIT A
Vessel Delivery Receipt Under the Vessel Purchase Agreement

EXHIBIT B
Bill of Sale

EXHIBIT C
Delivery and Other Requirements


                         VESSEL PURCHASE AGREEMENT


            THIS VESSEL PURCHASE AGREEMENT ("Agreement") is entered into as of ______ __, 1994 by and between CHEVRON TRANSPORT CORPORATION, a corporation organized and existing under the laws of the Republic of Liberia (the "Seller"), and CALPETRO TANKERS (BAHAMAS I) LIMITED, a company organized and existing under the laws of The Commonwealth of the Bahamas (the "Buyer").

                           PRELIMINARY STATEMENT

            The Buyer desires to purchase one Suezmax oil tanker registered with the Maritime Division of the Ministry of Transport of The Bahamas under Official No. __________, International Code Signal ______________ and named ____________ (the "Vessel") from the Seller and the Seller desires to sell the Vessel to the Buyer and simultaneously charter back the Vessel to the Seller pursuant to a bareboat charter between the Buyer and the Seller (the "Initial Charter") executed concurrently herewith.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and of other valuable consideration, receipt of which is hereby acknowledged, the Seller and the Buyer hereby agree as follows:


                                 ARTICLE I

                SALE OF VESSEL AND ASSIGNMENT OF WARRANTIES

            Section 1.01 Sale of Vessel. Effective as of ______ __, 1994 (the "Closing Date") and subject to the terms and conditions set forth herein, the Seller hereby agrees to sell to the Buyer and the Buyer hereby agrees to purchase from the Seller the Vessel at the Purchase Price, as defined in
Section 4.01.

            Section 1.02 Assignment of Warranties. Effective as of Closing Date and subject to the terms and conditions set forth herein, the Seller hereby assigns to the Buyer all of the Seller's right, title and interest in all manufacturers' and vendors' warranties relating to the Vessel (other than warranties which by their terms are unassignable) to the extent that such warranties are still in effect with respect to the Vessel and the Seller agrees reasonably to assist the Buyer in maintaining such warranties.


                                ARTICLE II

                     INDEMNIFICATIONS FOR WARRANTIES,
                    PATENTS, TRADEMARKS AND COPYRIGHTS

            Section 2.01 Indemnity. (a) The Seller shall defend and save harmless the Buyer from any liabilities or claims for or on account of the use of any patents, copyrights or design of any nature or kind, or for the infringement thereof including any unpatented invention made or used in the performance of the construction contract for the Vessel (the "Construction Contract") and also for any costs and expenses of litigation, if any in
connection therewith.   Nothing contained herein shall be construed as
transferring any patent or trademark rights or copyright in equipment covered by the Construction Contract, and all such rights are hereby expressly reserved to the true and lawful owners thereof.

            (b) The Seller hereby agrees to indemnify the Buyer for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Buyer's part, arising out of or in connection with any action taken by the Seller, or any failure to act, which causes any warranties assigned by the Seller to the Buyer herein to become unenforceable.


                                ARTICLE III

                       CLOSING AND PLACE OF DELIVERY

            Section 3.01 Delivery Date. The Vessel will be delivered by the Seller to the Buyer on the Closing Date.

            Section 3.02 Place of Delivery. The place of delivery of the Vessel shall be where the Vessel lies on the Closing Date.

            Section 3.03 Delivery Procedure. The Seller shall deliver the Vessel to the Buyer or a duly authorized representative of the Buyer ("Buyer's Authorized Representative"). The Buyer or the Buyer's Authorized Representative shall execute and deliver to the Seller a Vessel Delivery Receipt therefor in the form annexed hereto as Exhibit A which Receipt shall evidence the delivery of the Vessel to the Buyer.


                                ARTICLE IV

               PURCHASE PRICE, MANNER OF PAYMENT AND DEPOSIT

            Section 4.01 Purchase Price. (a) The purchase price (the "Purchase Price") for the Vessel is Eighty Million, Six Hundred Sixty-Six Thousand, Six Hundred Sixty-Six and 66/100's US Dollars (US$80,666,666.66).

                  (b)  On the Closing Date, the Buyer shall pay to the Seller the Purchase Price for the Vessel by wire transfer of the Purchase Price to the Seller's account as follows:

                  ___________________
                  ___________________
                  ___________________


                                 ARTICLE V

           TRANSFER OF TITLE TO VESSEL AND DELIVERY REQUIREMENTS

            Section 5.01 Seller's Conditions Precedent. The Buyer's obligation to accept the Vessel from the Seller and to pay the Purchase Price pursuant to
Article IV, shall be subject to fulfillment of the following conditions precedent on or before the Closing Date, all documents to be in form and substance reasonably acceptable to the Buyer:

            (a)   The Vessel shall meet the requirements set forth in Exhibit
      C;

            (b) The Buyer shall have received a certificate evidencing resolutions of the Board of Directors of the Seller, certified by the Secretary or other appropriate officer of the Seller, duly authorizing the execution, delivery and performance of this Agreement and related documents;

            (c) The Buyer shall have received all documentation, licenses and permits reasonably necessary to:

                  (i) evidence cancellation of the registration of the Vessel in the name of the Seller;

                  (ii) evidence that the sale and transfer of the Vessel to the Buyer is free and clear of all liens, claims, charges and encumbrances of any nature whatsoever arising by, through or under the Seller;

            (d) The Buyer shall have received a bill of sale for the Vessel, in the form attached hereto as Exhibit B, executed by the Seller in favor of the Buyer;

            (e) Certain securities (the "Securities") shall be issued pursuant to two indentures (the "Indentures") entered into between Chemical Trust Company of California and California
      Petroleum Transport Corporation;

            (f)   the Seller shall have executed and delivered the Initial
      Charter;

            (g) The representations and warranties of the Seller contained in Section 4.01(a) and Article VII hereof shall be true and correct as though made on and as of such date;

            (h) The Buyer shall have received the technical documents and materials set forth in Appendix 1 to Exhibit C;

            (i) Chevron Corporation shall have executed and delivered the Guaranty of Chevron Corporation dated as of _____________.

            Section 5.02 Buyer's Conditions Precedent. The Seller's obligation to sell and deliver the Vessel to the Buyer on the Closing Date shall be subject to the fulfillment as to the Vessel of the following conditions precedent on or before the Closing Date for the Vessel, all documents to be in form and substance reasonably acceptable to the Seller:

            (i) The Seller shall have received a certificate evidencing resolutions of the Board of Directors of the Buyer, certified by the Secretary of the Buyer, duly authorizing the execution, delivery and performance of this Agreement and other documents relating hereto, together with certification of the incumbency and the specimen signature of each officer of the Buyer executing this Agreement or any other document relating hereto;

            (ii) The Vessel shall not have been lost, stolen, destroyed, damaged so as to render it permanently unfit for normal use or so as to result in an insurance settlement on the basis of a total loss or a constructive or compromised total loss, confiscated, condemned or seized by any governmental authority, or otherwise rendered undeliverable by any cause occurring beyond the control of the Seller;

            (iii) The representations and warranties of the Buyer contained in
      Article VII of this Agreement shall be true and correct as though made on and as of such date;

            (iv)  the Buyer shall have executed and delivered the Initial
      Charter;

            (v) The Seller shall have received the Purchase Price in respect of the Vessel in the manner described in Section 4.01(b).

            Section 5.03 Transfer of Title. Title and risk of loss of or damage to the Vessel shall pass from the Seller to the Buyer at the time appearing on the Vessel Delivery Receipt on the Closing Date.


                                ARTICLE VI

               REPRESENTATIONS AND WARRANTIES OF THE SELLER

            The Seller represents and warrants to the Buyer as follows:

            Section 6.01 Organization, Power and Status of the Seller. The Seller (a) is a corporation duly formed, validly existing and in good standing under the laws of The Republic of Liberia and (b) is duly authorized, to the extent necessary, to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary. The Seller has all requisite corporate power and authority to own and operate the property it purports to own and to carry on its business as now being conducted and as proposed to be conducted in respect of the Vessel.

            Section 6.02 Authorization; Enforceability; Execution and Delivery.
(a) The Seller has all necessary corporate power and authority to execute, deliver and perform under this Agreement and each other document to which it is a party.

            (b) All action on the part of the Seller that is required for the authorization, execution, delivery and performance of this Agreement and each other related document to which it is a party, in each case has been duly and effectively taken; and the execution, delivery and performance of this Agreement and each such other document does not require the approval or consent of any Person except for such consents and approvals as have been obtained on or prior to the Closing Date.

            (c) This Agreement and each other related document to which the Seller is a party has been duly executed and delivered by it. Each of this Agreement and each such other document to which the Seller is a party constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms thereof.

            Section 6.03 No Conflicts; Laws and Consents; No Default. (a) Neither the execution, delivery and performance of this Agreement nor the consummation of any of the transactions contemplated hereby nor performance of or compliance with the terms and conditions hereof (i) contravenes any Requirement of Law applicable to the Seller or the Vessel, (ii) constitutes a default under any document or (iii) results in the creation or imposition of any Liens on the Vessel (other than Liens created by any of the documents) or results in the acceleration of any obligation.

            (b) The Seller is in compliance with and not in default under any and all Requirements of Law applicable to the Seller and the Vessel and all terms and provisions of this Agreement and all other related documents.

            Section 6.04 Governmental Approvals. All Governmental Approvals which are required to be obtained in the name of the Seller in connection with
(a) the construction, operation and maintenance of the Vessel and (b) the execution, delivery and performance by the Seller of this Agreement and the related documents have been obtained and are in effect on the Closing Date.

            Section 6.05 Litigation. There are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending against the Seller or, to the best of the Seller's knowledge, threatened against the Seller or pending or threatened against any property or other assets or rights of any of the Seller with respect to the Vessel and this Agreement and any other related document.

            Section 6.06 Taxes. The Seller has filed, or caused to be filed, all tax and information returns that are required to have been filed by it in any jurisdiction and has paid, or caused to be paid, all taxes shown to be due and payable on such returns and all other taxes and assessments payable by it, including, without limitation, any taxes payable by the Seller with respect to the Vessel, to the extent the same have become due and payable, but excluding any taxes which the Seller is contesting in good faith and by appropriate proceedings, provided such contest does not subject the Vessel to imminent forfeiture or sale.

            Section 6.07 Good Title. At the time of delivery of the Vessel to the Buyer pursuant to the terms hereof, the Seller shall have good and marketable title to the Vessel, free and clear of any liens, claims and encumbrances of any nature whatsoever.

            Section 6.08 Vessel Requirements. (a) The Vessel is tight, staunch and strong and well and sufficiently tackled, apparelled, furnished and equipped and in all respects seaworthy.

            (b) The Vessel is classed _______________________ with America Bureau of Shipping free of all requirements, recommendations and notations of the said classification society affecting such classification which have not been complied within accordance with their terms.

            Section 6.09 Brokers. Except for the fees of McQuilling Brokerage Partners, Inc., Xenon Shipping AS and Merrimac Shipping Ltd. payable by the Buyer, the Seller has not become obligated to pay any fee or commission to or any expenses of any broker or finder or anyone else acting in the capacity of broker or finder in connection with the transactions contemplated hereby.


                                ARTICLE VII

                REPRESENTATIONS AND WARRANTIES OF THE BUYER

            The Buyer hereby represents and warrants to the Seller as follows:

            Section 7.01 Organization, Power and Status of the Buyer. The Buyer (a) is a corporation duly formed, validly existing and in good standing under the laws of The Commonwealth of the Bahamas and (b) is duly authorized, to the extent necessary, to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary. The Buyer has all requisite corporate power and authority to own and operate the property it purports to own and to carry on its business as now being conducted and as proposed to be conducted in respect of the Vessel.

            Section 7.02 Authorization; Enforceability; Execution and Delivery.
(a) The Buyer has all necessary corporate power and authority to execute, deliver and perform under this Agreement and each other document to which it is a party.

            (b) All action on the part of the Buyer that is required for the authorization, execution, delivery and performance of this Agreement and each other document to which it is a party, in each case has been duly and effectively taken; and the execution, delivery and performance of this Agreement and each such other document does not require the approval or consent of any Person except for such consents and approvals as have been obtained on or prior to the Closing Date.

            (c) This Agreement and each other related document to which the Buyer is a party has been duly executed and delivered by it. Each of this Agreement and each other document to which the Buyer is a party constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms thereof.

            Section 7.03 No Conflicts; Laws and Consents; No Default. (a) Neither the execution, delivery and performance of this Agreement nor the consummation of any of the transactions contemplated hereby nor performance of or compliance with the terms and conditions hereof (i) contravenes any Requirement of Law applicable to the Buyer or (ii) constitutes a default under any document.

            (b) The Buyer is in compliance with and not in default under any and all Requirements of Law applicable to the Buyer and all terms and provisions of this Agreement and all other documents.

            Section 7.04 Governmental Approvals. All Governmental Approvals which are required to be obtained in the name of the Buyer in connection with the execution, delivery and performance by the Buyer of this Agreement and the documents have been obtained and are in effect on the Closing Date.

            Section 7.05 Litigation. There are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending against the Buyer or, to the best of the Buyer's knowledge, threatened against the Buyer or pending or threatened against any property or other assets or rights of any of the Buyer with respect to this Agreement and any other related document.

            Section 7.06 Brokers. Except for the fees of McQuilling Brokerage Partners, Inc., Xenon Shipping AS and Merrimac Shipping Limited by the Buyer, the Buyer has not become obligated to pay any fee or commission to or any expenses of any broker or finder or anyone else acting in the capacity of broker or finder in connection with the transactions contemplated hereby.


                               ARTICLE VIII

                         MISCELLANEOUS PROVISIONS

            Section 8.01 Amendment. This Agreement may be amended from time to time by written agreement signed by the parties hereto.

            Section 8.02 Severability. If any provision of this Agreement is held to be in conflict with any applicable statute or rule of law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or Sections of this Agreement contained, shall not affect the remaining portions of this Agreement, or any part thereof.

            Section 8.03 Notices. All demands, notices and communications hereunder shall be in writing, personally delivered or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, at the following address: Chevron House, 11 Church Street, Hamilton, Bermuda HM111, (b) in the case of the Buyer, at the following address: United House, 14-16 Nelson Street, Douglas, Isle of Man, or at other such address as shall be designated by such party in a written notice to the other parties.

            Section 8.04 Consent to Jurisdiction. Any legal suit, action or proceeding against the Buyer or the Seller arising out of or relating to this Agreement, or any transaction contemplated hereby, may be instituted in any federal or state court in The City of New York, State of New York and the Buyer and the Seller each hereby waive any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and the Buyer and the Seller hereby irrevocably submit to the jurisdiction of any such court in any such suit, action or proceeding. The Buyer and the Seller each hereby irrevocably appoints and designates CT Corporation System ("CT"), having an address at 1633 Broadway, New York, New York, its true and lawful attorney-in-fact and duly authorized agent for the limited purpose of accepting servicing of legal process and the Buyer and the Seller each agree that service of process upon CT at such address shall constitute personal service of such process on such party. The Buyer and the Seller each shall maintain the designation and appointment of such authorized agent until all amounts payable under this Agreement shall have been paid in full. If such agent shall cease to so act, the Buyer and the Seller each shall immediately designate and appoint another such agent satisfactory to the other party and shall promptly deliver to the other party evidence in writing of such other agent's acceptance of such appointment.]

            Section 8.05 Captions. The captions or headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Agreement.

            Section 8.06 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law.

            Section 8.07 No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture among the parties hereto and the services of each party shall be rendered as an independent contractor and not as agent for any other party.

            Section 8.08 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart, each of which shall be deemed to be an original. Such counterparts shall constitute one and the same agreement.

            Section 8.09 Survival. The representations, covenants and agreements contained in or made pursuant to this Agreement in respect of either party hereto shall survive the execution and delivery of this Agreement and shall continue in effect so long as such party's obligations hereunder remain outstanding.

            Section 8.10 Integration. This Agreement and the Schedule and Exhibits hereto constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements, understandings or representations pertaining to the subject matter hereof, whether oral or written. There are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth or incorporated herein.

            Section 8.11 Reproduction of documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

            Section 8.12 Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of the Buyer and the Seller and their respective successors and assigns. Neither party hereto shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the other.

            Section 8.13 Intention of the Parties. This Agreement and the Initial Charter have been structured with the intention that the purchase of the Vessel and its charter back to the Seller will qualify under applicable United States tax law as a financing arrangement, and not be treated as a sale and a true lease for such purposes, and Seller and Buyer further agree to file their respective tax returns and reports consistent with such intention.

            Section 8.14 General Interpretive Principles. For purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires:

            (a) the defined terms in this Agreement shall include the plural as well as the singular, and the use of any gender herein shall be deemed to include any other gender;

            (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;

            (c) references herein to "Articles", "Sections", "Subsections", "paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Agreement;

            (d)   a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

            (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Loan Agreement as a whole and not to any particular provision; and

            (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

            Section 8.15 Effective date of Transaction. Notwithstanding and the fact that this Agreement is dated as of ______ 1, 1994, the transactions set forth herein shall not be effective until the Closing Date.

            Section 8.16 Additional Definitions.
            (a) "Governmental Approval" means any authorization, consent, approval, license, franchise, lease, ruling, permit, tariff, rate, certification, exemption, filing or registration by or with any Governmental Authority relating to the ownership of the Vessel or to the execution, delivery or performance of this Agreement.

            (b) "Governmental Authority" means the federal government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any other governmental entity with authority over the Seller or operation of the Vessel.

            (c) "Law" means any statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise, including any judicial or administrative order, consent decree or judgment.

            (d) "Lien" means any mortgage, lien (statutory or other), pledge, security interest, encumbrance, claim, hypothecation, assignment for security, deposit arrangement or preference or other security agreement of any kind or nature whatsoever. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

            (e) "Person" means an individual, a partnership, a corporation, a joint venture, an unincorporated association, a joint-stock company, a trust, or other entity or a government or any agency or political subdivision thereof.

            (f) "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or partnership agreement or other organizational or governing documents of such Person, and, any Law applicable to or binding upon such Person or any of its properties or to which such Person or any of its properties is subject.


            IN WITNESS WHEREOF, the Buyer and the Seller have caused this Vessel Purchase Agreement to be duly executed and delivered by their respective officers thereunto duly authorized all as of the day and year first above written.


Buyer                               Seller

CALPETRO TANKERS (BAHAMAS I)        CHEVRON TRANSPORT CORPORATION
  LIMITED


By: ______________________          By:____________________________
Name:_____________________          Name:__________________________
Its:______________________          Its:___________________________


                                 EXHIBIT A

                          VESSEL DELIVERY RECEIPT
                    UNDER THE VESSEL PURCHASE AGREEMENT

            Pursuant to the Vessel Purchase Agreement, dated as of ______ __, 1994 between CalPetro Tankers (Bahamas I) Limited (the "Buyer") and Chevron Transport Corporation (the "Seller"), the undersigned hereby acknowledges on behalf of the Buyer delivery on the date hereof of one Suezmax oil tanker registered with the Maritime Division of the Ministry of Transport of The Bahamas under Official No. _____ and International Code Signal ____ and named
__________.

            The Vessel is in the condition required by the Vessel Purchase Agreement and by execution hereof the Buyer accepts delivery of the Vessel by the Seller.

Dated: ____________________         CALPETRO TANKERS (BAHAMAS I)
                                      LIMITED
Time:  ____________________

                                    By:___________________________________
                                    Name:_________________________________
                                    Its:__________________________________


                                 EXHIBIT B

                               BILL OF SALE

                      KNOW ALL MEN BY THESE PRESENTS:

            CHEVRON TRANSPORT CORPORATION ("Seller"), a Liberian Corporation, is the owner of full legal and beneficial title to that Suezmax oil tanker bearing OFFICIAL NUMBER ________________ and INTERNATIONAL CODE SIGNAL ____________ and named ________________ ("Vessel") and all appliances, parts, instruments, appurtenances, accessories, furnishings, and other equipment of whatever nature installed on or attached to such Vessel (hereinafter referred to as the "Parts").

            THAT for and in consideration of the sum of Eighty Million, Six Hundred Sixty-Six Thousand, Six Hundred Sixty-Six and 66/100's US Dollars (US$80,666,666.66), the Seller does hereby grant, convey, transfer, bargain and sell, deliver and set over unto CalPetro Tankers (Bahamas I) Limited, whose address is Mareva House, 4 George Street, Nassau, Bahamas, and unto its successors and assigns forever, all of the Seller's right, title and interest in and to the above described Vessel and Parts.

            THAT Seller hereby warrants to the Buyer, its successors and assigns, that there is hereby conveyed to the Buyer on the date hereof, good and marketable title to the aforesaid Vessel and Parts, free and clear of all liens and encumbrances of any nature whatever, which may arise by, through or under the Seller, except Seller's rights under that certain Bareboat Charter between Buyer and Seller dated as of ______ 1, 1994.

            This Bill of Sale shall be governed by the laws of the Republic of Liberia.

            IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed in its name this ____ day of ______, 1994.

                                    CHEVRON TRANSPORT CORPORATION


                                    By:_________________________
                                    Name:_______________________
                                    Its:________________________


                                 EXHIBIT C

                      DELIVERY AND OTHER REQUIREMENTS

            It is the intent of this Agreement that the Vessel and components shall be delivered in a condition set forth below.

            On Delivery the Vessel shall:

            a)    Be in an seaworthy condition;

            b) In compliance with the current rules and regulations of the American Bureau of Shipping (hereinafter called the "Classification Society"), to be classed and registered as ____________________________________and _____________ Flag.
                  Vessel to be equipped in accordance with regulations of _____________;

            c) Upon Delivery have in existence a valid and existing Certificate of Ownership and Encumbrance with respect to the Vessel issued by the ______________________________ (the
                  "Ministry of Transport") and be in compliance with its rules and regulations;


                             OTHER CONDITIONS

            a) Documents. The Seller will provide one full set of all technical documents listed in Appendix I hereto.




______________________________________________________________________________
______________________________________________________________________________







                California Petroleum Transport Corporation


                                    and


                   CalPetro Tankers (Bahamas I) Limited






                    ___________________________________


                     ASSIGNMENT OF PURCHASE AGREEMENT

                       Dated as of ________ 1, 1994

                    ___________________________________






______________________________________________________________________________
______________________________________________________________________________




                             Table of Contents

                                                                     Page No.




                                 ARTICLE I

                                DEFINITIONS


                                ARTICLE II

                                ASSIGNMENT

      Section 2.01 Security Interest........................................  1
      Section 2.02 Assignment...............................................  2
      Section 2.03 Owner to Remain Liable...................................  2

                                ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE OWNER

      Section 3.01 Organization, Power and Status of the Owner..............  2
      Section 3.02 Authorization; Enforceability; Execution and Delivery....  3
      Section 3.03 No Conflicts; Laws and Consents; No Default..............  3
      Section 3.04 Governmental Approvals...................................  3
      Section 3.05 Litigation...............................................  3
      Section 3.06 No Prior Assignment......................................  3
      Section 3.07 The Purchase Agreement...................................  4

                                ARTICLE IV

                          COVENANTS OF THE OWNER

      Section 4.01 Consent of Seller........................................  4
      Section 4.02 Enforcement of Purchase Agreement........................  4
      Section 4.03 Amendment of Purchase Agreement; Assignment of Purchase
                   Agreement................................................  4
      Section 4.04 Performance of Obligations...............................  4
      Section 4.05 Notices..................................................  5
      Section 4.06 Further Assurances.......................................  5
      Section 4.07 Lender as Attorney-in-Fact of Owner......................  5

                                 ARTICLE V

                         MISCELLANEOUS PROVISIONS

      Section 5.01 Amendment................................................  5
      Section 5.02 Severability.............................................  5
      Section 5.03 Notices..................................................  5
      Section 5.04 Consent to Jurisdiction..................................  6
      Section 5.05 Captions.................................................  6
      Section 5.06 Governing Law............................................  6
      Section 5.07 No Partnership...........................................  6
      Section 5.08 Counterparts.............................................  6
      Section 5.09 Survival.................................................  6
      Section 5.10 Integration..............................................  7
      Section 5.11 Reproduction of Documents................................  7
      Section 5.12 Successors and Assigns; Assignment.......................  7
      Section 5.13 General Interpretive Principles..........................  7
      Section 5.14 Effective Date of Transaction............................  8



            Assignment of Purchase Agreement, dated as of ________ 1, 1994 (the "Assignment"), between California Petroleum Transport Corporation, a corporation organized under the laws of the State of Delaware (the
"Lender") and CalPetro Tankers (Bahamas I) Limited, a company organized under the laws of The Commonwealth of the Bahamas (the "Owner").

                           PRELIMINARY STATEMENT

            The Owner has requested that the Lender make two loans to the
Owner: one loan in the aggregate principal amount equal to $____________ (the "Term Loan") and one series of loans in the aggregate principal amount equal to $____________ (collectively, the "Serial Loans" and, collectively with the Term Loan, the "Loans"). The Loans will be made pursuant to the terms and conditions of two Loan Agreements, each dated as of the date hereof, each between the Lender and the Owner. The net proceeds of the Serial Loans and the Term Loan will be used by the Owner to acquire the m.t. _________ (the "Vessel") from Chevron Transport Corporation (the "Seller") pursuant to the terms and conditions of the Purchase Agreement, dated as of the date hereof between the Owner and the Seller. The Vessel will be bareboat chartered to the Seller pursuant to the Bareboat Charter (the "Initial Charter"), dated as of the date hereof, between the Owner and the Seller. As collateral security for its obligations under the Loan Agreements, the Owner will assign, pledge, mortgage and grant the Lender a security interest in, inter alia, the Vessel, the Initial Charter, the earnings and insurances of the Vessel and the Purchase Agreement.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of other valuable consideration, receipt of which is hereby acknowledged, the Owner and the Lender hereby agree as follows:

                                 ARTICLE I

                                DEFINITIONS

            Capitalized terms used in this Assignment shall have the meanings assigned to such terms in Schedule 1 to this Assignment, and the definitions of such terms shall be equally applicable to both the singular and plural forms of such terms.

                                ARTICLE II

                                ASSIGNMENT

            Section 2.01 Security Interest. This Assignment is made and delivered as security for the Serial Obligations and the Term Obligations, equally and ratably; provided, however, in the event that the Serial Obligations are satisfied and paid in full pursuant to the terms and conditions of the Serial Loan Agreement, this Assignment will be security solely and exclusively for the Term Obligations.

            Section 2.02 Assignment. In order to provide for the payment of and as security for the Serial Obligations and the Term Obligations, equally and ratably, the Owner has sold, assigned, transferred, set over and granted a security interest and does hereby sell, assign, transfer, set over and grant a security interest unto the Lender, its successors and assigns, for its and their respective successors' and assigns' own proper use and benefit, all of the Owner's right, title and interest in and to the Purchase Agreement, including without limitation any moneys whatsoever payable to the Owner under the Purchase Agreement, together with the income and proceeds thereof and all other rights and benefits whatsoever accruing to the Owner under the Purchase Agreement; provided, however, that the Owner shall keep the Lender fully and effectively indemnified from and against all actions, losses, claims, proceedings, costs, demands and liabilities which may be suffered by the Lender under or by virtue of the Purchase Agreement or this Assignment; provided further, however, in the event that the Serial Obligations are satisfied and paid in full pursuant to the terms and conditions of the Serial Loan Agreement, the sale, assignment, transfer and grant of security interest made by the Owner pursuant to the terms of this Assignment will be solely and exclusively for the benefit of the Lender as Lender under the Term Loan Agreement and this Assignment will be security solely and exclusively for the Term Obligations.

            Section 2.03 Owner to Remain Liable. (a) Anything in this Assignment contained to the contrary notwithstanding, the Owner shall remain liable under the Purchase Agreement, and shall observe, perform and fulfill all of the conditions and obligations to be observed, performed and fulfilled by it thereunder, and the Lender shall have no obligation or liability of any kind whatsoever thereunder or by reason of or arising out of this Assignment, nor shall the Lender be under any liability whatsoever in the event of any failure by the Owner to perform its obligations thereunder or be required or obligated in any manner to observe, perform or fulfill any of the conditions or obligations of the Owner thereunder or pursuant thereto, or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or the Owner thereunder, or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled hereunder at any time or times.

            (b) Any and all rights assigned herein may be further assigned by the Lender, including, without being limited to, assignments in connection with the enforcement of the assignments made by this Assignment and any subsequent holder of this Assignment shall succeed to and have all the rights and powers of the Lender under this Assignment.

                                ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE OWNER

            The Owner hereby represents and warrants to the Lender as follows:

            Section 3.01 Organization, Power and Status of the Owner. The Owner (a) is a corporation duly formed, validly existing and in good standing under the laws of The Commonwealth of the Bahamas and (b) is duly authorized, to the extent necessary, to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary. The Owner has all requisite corporate power and authority to own and operate the property it purports to own and to carry on its business as now being conducted and as proposed to be conducted in respect of the Vessel.

            Section 3.02 Authorization; Enforceability; Execution and Delivery.
(a) The Owner has all necessary corporate power and authority to execute, deliver and perform under this Assignment.

            (b) All action on the part of the Owner that is required for the authorization, execution, delivery and performance of this Assignment has been duly and effectively taken; and the execution, delivery and performance of this Assignment does not require the approval or consent of any Person except for such consents and approvals as have been obtained on or prior to the Closing Date.

            (c) This Assignment has been duly executed and delivered by the Owner. This Assignment constitutes the legal, valid and binding obligation of the Owner, enforceable against it in accordance with the terms thereof.

            Section 3.03 No Conflicts; Laws and Consents; No Default. (a) Neither the execution, delivery and performance of this Assignment nor the consummation of any of the transactions contemplated hereby nor performance of or compliance with the terms and conditions hereof (i) contravenes any Requirement of Law applicable to the Owner or (ii) constitutes a default under any Security Document.

            (b) The Owner is in compliance with and not in default under any and all Requirements of Law applicable to the Owner and all terms and provisions of this Assignment.

            Section 3.04 Governmental Approvals. All Governmental Approvals which are required to be obtained in the name of the Owner in connection with the execution, delivery and performance by the Owner of this Assignment have been obtained and are in effect on the Closing Date.

            Section 3.05 Litigation. There are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending against the Owner or, to the best of the Owner's knowledge, threatened against the Owner or pending or threatened against any property or other assets or rights of the Owner with respect to this Assignment.

            Section 3.06 No Prior Assignment. The Owner has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as this Assignment shall remain in effect, the Purchase Agreement or any part of the rights, titles and interests hereby assigned, to anyone other than the Lender, or its successors or assigns.

            Section 3.07 The Purchase Agreement. The Purchase Agreement constitutes the legal, valid and binding obligation of the Seller and the Owner thereunder and is in full force and effect in the form of Exhibit "A" attached hereto; there are no amendments, additions, addenda or modifications thereto; said Exhibit "A" represents the entirety of the chartering and other arrangements referred to therein; and neither of the parties thereto is in default thereunder.

                                ARTICLE IV

                          COVENANTS OF THE OWNER

            The Owner hereby covenants and agrees that so long as any of the Serial Obligations or Term Obligations remains outstanding:

            Section 4.01 Consent of Seller. On the Closing Date, the Owner shall deliver to the Seller a copy of this Assignment and shall procure the execution by the Seller of the Consents and Acknowledgment set out in Exhibit A hereto and deliver said Consents and Acknowledgment to the Lender on the Closing Date.

            Section 4.02 Enforcement of Purchase Agreement. (a) The Owner will do or permit to be done each and every act or thing which the Lender may from time to time require to be done for the purpose of enforcing the Lender's rights under the Purchase Agreement and this Assignment.

            (b) The Owner will not exercise any right or powers conferred on it by the Purchase Agreement in connection with any default or alleged default by the Seller thereunder (including without limitation the right of termination and substitution) unless and until requested so to do by the Lender whereupon the Owner agrees that it will do so provided always that the Lender shall not be responsible in any way whatsoever in the event that the exercise of any right or power (including without limitation the right of termination and substitution) be thereafter adjudged improper or to constitute a repudiation of the Purchase Agreement by the Owner.

            Section 4.03 Amendment of Purchase Agreement; Assignment of Purchase Agreement. (a) The Owner will not, except with the previous written consent of the Lender, agree to any variation of the Purchase Agreement or release the Seller from any of its obligations thereunder or waive any breach of the Seller's obligations thereunder or consent to any such act or omission of the Seller as would otherwise constitute such breach.

            (b) The Owner will not, except with the previous written consent of the Lender, assign the Purchase Agreement to any other Person.

            Section 4.04 Performance of Obligations. The Owner will perform its obligations under the Purchase Agreement and use its best endeavors to procure that the Seller shall perform its obligations under the Purchase Agreement.

            Section 4.05 Notices. The Owner will send a copy of all notices received or given by it under the Purchase Agreement forthwith to the Lender.

            Section 4.06 Further Assurances. The Owner will at any time and from time to time, upon the written request of the Lender, promptly and duly execute and deliver any and all such further instruments and documents and take such action as the Lender may deem desirable in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

            Section 4.07 Lender as Attorney-in-Fact of Owner. The Owner hereby constitutes the Lender, and its successors and assigns, its true and lawful attorney-in-fact, irrevocably, with full power in its own name, in the name of its agents or nominees or in the name of the Owner or otherwise, to ask, require, demand, receive, enforce and give acquittance for, any and all moneys and claims for moneys due and to become due and payable under or arising out of the Purchase Agreement, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which to the Lender may seem to be necessary or advisable under this Assignment. Any action or proceeding brought by the Lender pursuant to any of the provisions of this Assignment or otherwise and any claim made by the Lender hereunder may be compromised, withdrawn or otherwise dealt with by the Lender without any notice to or approval of the Owner.

                                 ARTICLE V

                         MISCELLANEOUS PROVISIONS

            Section 5.01 Amendment. This Assignment may be amended from time to time by written agreement signed by the parties hereto.

            Section 5.02 Severability. If any provision of this Assignment is held to be in conflict with any applicable statute or rule of law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or Sections of this Assignment contained, shall not affect the remaining portions of this Assignment, or any part thereof.

            Section 5.03 Notices. All demands, notices and communications hereunder shall be in writing, personally delivered or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Lender, at the following address: c/o JH Management Corporation, Room 6/9, One International Place, Boston, Massachusetts 02110-2624, (b) in the case of the Owner, at the following address: United House, 14-16 Nelson Street, Douglas, Isle of Man, or at other such address as shall be designated by such party in a written notice to the other parties.

            Section 5.04 Consent to Jurisdiction. Any legal suit, action or proceeding against the Owner arising out of or relating to this Assignment, or any transaction contemplated hereby, may be instituted in any federal or state court in The City of New York, State of New York and the Owner hereby waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and the Owner hereby irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.
The Owner hereby irrevocably appoints and designates CT Corporation System, having an address at 1633 Broadway, New York, New York, its true and lawful attorney-in-fact and duly authorized agent for the limited purpose of accepting servicing of legal process and the Owner agrees that service of process upon such party shall constitute personal service of such process on the Owner. The Owner shall maintain the designation and appointment of such authorized agent until all amounts payable under this Assignment shall have been paid in full. If such agent shall cease to so act, the Owner shall immediately designate and appoint another such agent satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such other agent's acceptance of such appointment.

            Section 5.05 Captions. The captions or headings in this Assignment are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Assignment.

            Section 5.06 Governing Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law.

            Section 5.07 No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture among the parties hereto and the services of each party shall be rendered as an independent contractor and not as agent for any other party.

            Section 5.08 Counterparts. This Assignment may be executed in any number of counterparts and by different parties hereto on separate counterpart, each of which shall be deemed to be an original. Such counterparts shall constitute one and the same agreement.

            Section 5.09 Survival. The representations, covenants and agreements contained in or made pursuant to this Assignment in respect of either party hereto shall survive the execution and delivery of this Assignment and shall continue in effect so long as such party's obligations hereunder remain outstanding.

            Section 5.10 Integration. This Assignment and the Schedule and Exhibits hereto constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings or representations pertaining to the subject matter hereof, whether oral or written. There are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth or incorporated herein.

            Section 5.11 Reproduction of Documents. This Assignment and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

            Section 5.12 Successors and Assigns; Assignment. This Assignment shall be binding upon and inure to the benefit of the Owner and the Lender and their respective successors and assigns. The Owner shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender. The Lender, at its sole option, shall have the right to assign this Assignment, the Serial Loan Agreement, the Term Loan Agreement, the Security Documents and any of its rights and interest hereunder and thereunder.

            Section 5.13 General Interpretive Principles. For purposes of this Assignment except as otherwise expressly provided or unless the context otherwise requires:

            (a) the defined terms in this Assignment shall include the plural as well as the singular, and the use of any gender herein shall be deemed to include any other gender;

            (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;

            (c) references herein to "Articles", "Sections", "Subsections", "paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Assignment;

            (d)   a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

            (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Assignment as a whole and not to any particular provision; and

            (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

            Section 5.14 Effective Date of Transaction. Notwithstanding and the fact that this Assignment is dated as of ____________ 1, 1994, the transactions set forth herein shall not be effective until the Closing Date.

            IN WITNESS WHEREOF, the Owner and the Lender have caused this Assignment to be duly executed and delivered by their respective officers thereunto duly authorized all as of the day and year first above written.


                              CALIFORNIA PETROLEUM TRANSPORT
                              CORPORATION, as Lender


                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________




                              CALPETRO TANKERS (BAHAMAS I) LIMITED, as Owner


                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


                                                                  Schedule A

                   LETTER OF CONSENT AND ACKNOWLEDGMENT
                    TO ASSIGNMENT OF PURCHASE AGREEMENT

                                                            ____________, 1994

CALIFORNIA PETROLEUM TRANSPORT
CORPORATION, as Lender

Dear Sirs:

            The undersigned hereby consents to and acknowledges receipt of a signed copy of the Assignment of Purchase Agreement (the "Assignment") dated as of ___________ 1, 1994, by and between CalPetro Tankers (Bahamas I) Limited and yourselves as adequate notice of such assignment to you of the Purchase Agreement (as defined in the Assignment).

            We confirm that the terms of the Purchase Agreement remain in full force and effect and constitute the entire agreement between the parties thereto with respect to the sale of the Vessel and that the Owner is not to our knowledge presently in breach of the terms of the Purchase Agreement. We further confirm that the terms of the Purchase Agreement have not been varied or modified and that the terms of the Purchase Agreement will not after the date hereof be varied or modified without your prior written consent.

            We confirm that we have received no prior notice of any assignment by the Owner of any interest in the Purchase Agreement.

            The undersigned will not permit any amendment, modification, cancellation or other alteration in the Purchase Agreement, nor will it consent to or accept the substitution thereunder of any party for the Owner without your prior written consent.

                              CHEVRON TRANSPORT CORPORATION, as Seller


                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


                                SCHEDULE 1

                   Defined Terms Used in the Assignment

      "Assignment of Charter" means the assignment between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Lender all of its right, title and interest in, to and under the Initial Charter to secure its obligations under the Loan Agreements.

      "Assignment of Earnings and Insurances" means the assignment between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Lender all of its right, title and interest in, to and under the freights and hires (as well as any charters entered into after the Closing Date) with respect to the Vessel to secure its obligations under the Loan Agreements.

      "Assignment of Guarantee" means the assignment between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Lender all of its right, title and interest in, to and under the Chevron Guarantee to secure its obligations under the Loan Agreements.

      "Assignment of Management Agreement" means the assignment between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Lender all of its right, title and interest in, to and under the Management Agreement to secure its obligations under the Loan Agreements.

      "Assignment" or Assignment of Purchase Agreement" means the assignment between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Lender all of its right, title and interest in, to and under the Purchase Agreement to secure its obligations under the Loan Agreements.

      "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, or in the city and state where the Trustee's principal offices are located, are authorized or are obligated by law, executive order or governmental decree to be closed.

      "Chevron" means Chevron Corporation, a Delaware.

      "Chevron Guarantee" means the guarantee of the obligations of the Initial Charterer under the Initial Charter given by Chevron.

      "Closing Date" means _________ __, 1994.

      "Collateral" means (i) an assignment of the Initial Charter, (ii) a mortgage on the Vessel, (iii) an assignment of the earnings and insurances on the Vessel, (iv) an assignment of the Chevron Guarantee, (v) an assignment of the Management Agreement relating to the Vessel, (vi) an assignment of the Purchase Agreement, (vii) the pledge of the shares of the Owner by Owner's shareholder and (viii) a blanket security interest on all of the assets of the Owner now existing or hereafter created, together with all income and proceeds thereof.

      "Event of Default" means an Event of Default under Section 6.01 of the Loan Agreements.

      "Governmental Approval" means any authorization, consent, approval, license, franchise, lease, ruling, permit, tariff, rate, certification, exemption, filing or registration by or with any Governmental Authority relating to the ownership of the Collateral or to the execution, delivery or performance of the Loan Agreement or any Security Document.

      "Governmental Authority" means the federal government, any state or other political subdivision thereof, and any entity exercising executive,

legislative, judicial, regulatory or administrative functions of or pertaining to government and any other governmental entity with authority over the Owner or operation of the Vessels.

      "Indentures" means the Indenture, dated as of _________ 1, 1994 between the Owner and the Trustee pursuant to which the Term Mortgage Notes will be issued and the Indenture, dated as of _______ 1, 1994 between the Lender and the Trustee pursuant to which the Serial Mortgage Notes will be issued.

      "Issue of One Debenture" means each Issue of One Debenture between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner grants to the Lender a security interest in all of its assets.

      "Law" means any statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise, including any judicial or administrative order, consent decree or judgment.

      "Lender" means California Petroleum Transport Corporation, a corporation organized under the laws of the State of Delaware.

      "Loan Agreements" means, collectively, the Term Loan Agreement and the Serial Loan Agreement.

      "Loans" means, collectively, the Serial Loans and the Term Loans.

      "Loss Date" means the date which is 90 days after the occurrence of a Total Loss of the Vessel.

      "Management Agreement" means the agreement, dated the Closing Date, among the Owner, the Manager and the Technical Adviser.

      "Manager" means the Person performing the duties of the Manager under the Management Agreement, initially P.D. Gram & Co. ans.

      "Mortgage" means, with respect to the Vessel, the first preferred ship mortgages on the Vessel granted by the Owner to the Lender, as amended from time to time in accordance with the terms of such Mortgage.

      "Owner" means CalPetro Tankers (Bahamas I) Limited, a company organized under the laws of The Commonwealth of the Bahamas.

      "Payment Date" means each ________ and ______________ commencing ___________ 1995.

      "Person" means an individual, a partnership, a corporation, a joint venture, an unincorporated association, a joint-stock company, a trust, or other entity or a government or any agency or political subdivision thereof.

      "Purchase Agreement" means the Vessel Purchase Agreement, dated as of _________________, between the Owner and the Seller wherein the Owner purchases the Vessel from the Seller.

      "Registration Jurisdiction" means the jurisdiction in which the Vessel is or will be registered.

      "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or partnership agreement or other organizational or governing documents of such Person, and, any Law applicable to or binding upon such Person or any of its properties or to which such Person or any of its properties is subject.

      "Securities" means, collectively, the Term Mortgage Notes and the Serial Mortgage Notes.

      "Security Documents" means the Serial Loan Agreement, the Term Loan Agreement, the Mortgage, the Assignment of Charter, the Assignment of Earnings and Insurances, the Assignment of Guarantee, the Assignment of Management Agreement, the Assignment of Purchase Agreement, the Issue of One Debenture, collectively.

      "Seller" means Chevron Transport Corporation, a Liberian corporation.

      "Serial Loan Agreement" the Loan Agreement, dated as of _________ 1, 1994 between the Lender and the Owner pursuant to which the Lender will make the Serial Loans to the Owner.

      "Serial Loans" shall have the meaning assigned to such term in the Preliminary Statement of this Assignment.

      "Serial Mortgage Notes" means the Serial First Preferred Term Mortgage Notes which will mature serially from _____________, 1995 to _____________, 2005 in the initial aggregate amount of $168,500,000 issued by the Lender concurrently with the issuance of the Term Mortgage Notes.

      "Serial Obligations" means the payment, performance or obligations of any kind or nature whatsoever of the Owner under and pursuant to the Serial Loan Agreement, any Security Document and any instrument, agreement or document referred to therein.

      "State" means any state of the United States of America and, in addition, the District of Columbia.

      "Technical Adviser" means the person performing the duties of the Technical Adviser under the Management Agreement, initially Barber Ship Management Group.

      "Term Loan" shall have the meaning assigned to such term in the Preliminary Statement of this Assignment.

      "Term Loan Agreement" means the Loan Agreement, dated as of __________ 1, 1994 between the Owner and the Lender pursuant to which the Lender makes the Term Loan to the Owner.

      "Term Mortgage Notes" means __% First Preferred Mortgage Notes Due 2014 in the initial aggregate amount of $117,900,000 issued by the Lender concurrently with the issuance of the Serial Mortgage Notes.

      "Term Obligations" means the payment, performance or obligations of any kind or nature whatsoever of the Owner under and pursuant to the Term Loan Agreement, any Security Document and any instrument, agreement or document referred to therein.

      "Trustee" means Chemical Trust Company of California.

      "Vessel" shall have the meaning assigned to such term in the Preliminary Satement of this Assignment.